LVIP SSgA Emerging Markets 100 Fund
(Standard and Service Class)
Summary Prospectus
April 30, 2012
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462) or by sending an e-mail request to callcenter@LFG.com. The Fund’s Prospectus and Statement of Additional Information, both dated April 30, 2012, are incorporated by reference into this Summary Prospectus.
Investment Objective
The investment objective of the LVIP SSgA Emerging Markets 100 Fund (the “Fund”) is to seek to maximize long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
	Standard Class	Service Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	N/A	N/A
Maximum Deferred Sales Charge (Load)	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A	N/A
Redemption Fee	N/A	N/A
Exchange Fee	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.09%	1.09%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses	0.17%	0.17%
Total Annual Fund Operating Expenses	1.26%	1.51%
Less Fee Waiver[1]	(0.74%)	(0.74%)
Net Expenses (After Fee Waiver)	0.52%	0.77%
1 Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee for the Fund: 0.69% on the first $100 million of average daily net assets of the Fund and 0.76% of average daily net assets of the Fund in excess of $100 million. The agreement will continue at least through April 30, 2013 and cannot be terminated before that date without the mutual agreement of the Trust's board of trustees and the adviser.
LVIP SSgA Emerging Markets 100 Fund1

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver for the one-year contractual period and the total operating expenses without fee waiver for years two through ten. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years	5 years	10 years
Standard Class	$53	$326	$620	$1,457
Service Class	$79	$404	$753	$1,738
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 58% of the average value of its portfolio.
Principal Investment Strategies
The Fund pursues its objective by investing in approximately 100 equity securities of issuers from emerging foreign countries. Stocks are selected from the list of stocks that represents the 500 largest companies by market capitalization in the MSCI Emerging Market Index (market capitalization to be determined as of the last trading day of March, i.e. rebalance date). An emerging market country is defined as an emerging or developing economy by the International Monetary Fund or defined as such by MSCI. The Fund may invest a large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region.
The Fund’s portfolio construction rules are as follows:
• identify the top 500 stocks in the MSCI Emerging Markets Index by market capitalization;
• rank the stocks in each Global Industry Classification Standard (GICS)* sector by average valuation ranking using three equally-weighted measures: Price/Earnings ratio, Price/Book ratio and Dividend Yield;
• select the 20% of stocks within each GICS sector with the lowest average valuation ranking;
• equally-weight each stock; and
• rebalance the portfolio annually as of the last trading day of March.
*
GICS is a widely recognized global standard for categorizing companies into sectors and industries.
The target number of stocks is 20% of the number of stocks within each GICS sector. On an annual basis, the sub-adviser will rebalance the Fund’s portfolio in accordance with the portfolio construction rules. Between annual rebalancing, when cash inflows and outflows require, the sub-adviser will make new purchases and sales of common stock of the selected companies in the same proportion that such securities are then held in the Fund based on current value. While securities will be equally-weighted on the annual rebalancing date, such weightings may fluctuate throughout the year based on market conditions.
The Fund may invest in stock index futures as a substitute for a comparable market position in the securities underlying the MSCI Emerging Markets Index. Stock index futures are used by the Fund to equitize cash so that the Fund may remain invested in the equity market while facilitating shareholder redemptions.
Principal Risks
• Market Risk: Prices of securities held by the Fund may fall. As a result, your investment may decline in value and you could lose money.
• Rules-Based Strategy Risk: The Fund uses a rules-based strategy and does not individually select securities. The Fund does not attempt to manage volatility, use defensive strategies, or reduce the effect of any long-term period of poor investment performance.
• Value Stocks Risk: Value stocks may never reach what is believed to be their full value, or may even go down in price. Value stocks tend to shift in and out of favor depending on market conditions, and as a result the Fund’s performance may sometimes be lower than that of other types of funds.
• Foreign Securities Risk: Foreign currency fluctuations and economic or financial instability could cause the value of foreign investments to fluctuate. Investing in foreign securities involves the risk of loss from foreign government or political actions.
2LVIP SSgA Emerging Markets 100 Fund

Investing in foreign securities also involves risks resulting from the reduced availability of public information. Foreign investments may be less liquid and their prices more volatile than comparable investments in securities of U.S. issuers.
• Emerging Markets Risk: Risk of loss is typically higher for issuers in emerging markets. Emerging market countries may have especially unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Investments located in emerging markets tend to be less liquid, have more volatile prices and have significant potential for loss.
• Currency Risk: The value of the Fund's shares may change as a result of changes in exchange rates, reducing the U.S. dollar value of foreign investments.
• Geographic Concentration Risk: The Fund's performance could be closely tied to the market, currency, economic, political, regulatory, geopolitical, or other conditions in the countries or regions in which a Fund invests and could be more volatile than the performance of more geographically-diversified funds.
• Futures Risk: A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
• Fund of Funds Risk: The Fund may accept investments from fund of funds. From time to time these fund of funds may change or rebalance underlying holdings. This could result in large inflows into the Fund or large redemptions from the Fund, which may increase transaction costs or portfolio turnover for the Fund.
Fund Performance
The following bar chart and table provide some indication of the risks of choosing to invest your contract assets in the Fund. The information shows: (a) how the Fund's Standard Class from year to year; and (b) how the average annual returns of the Fund's Standard and Service Classes for the one year and lifetime periods compare with those of a broad measure of market performance. Please note that the past performance of the Fund is not necessarily an indication of how the Fund will perform in the future. Further, the returns shown do not reflect variable contract expenses. If variable contract expenses were included, the returns shown would be lower.

During the periods shown in the above chart, the Fund’s highest return for a quarter occurred in the second quarter of 2009 at: 43.60%.
The Fund’s lowest return for a quarter occurred in the third quarter of 2011 at: (24.40%).
	Average Annual Total Returns For periods ended 12/31/11
	1 year	Lifetime (Since inception 6/18/08)
LVIP SSgA Emerging Markets 100 Fund–Standard Class	(14.93%)	5.86%
LVIP SSgA Emerging Markets 100 Fund–Service Class	(15.15%)	5.60%
MSCI Emerging Market Index (net dividends)	(18.42%)	(3.72%)
LVIP SSgA Emerging Markets 100 Fund3

Investment Adviser and Sub-Adviser
Investment Adviser: Lincoln Investment Advisors Corporation
Investment Sub-Adviser: SSgA Funds Management, Inc.
Portfolio Manager(s)	Company Title	Experience w/Fund
Lynn Blake	Managing Director	Since June 2008
John Tucker	Managing Director	Since June 2008
Purchase and Sale of Fund Shares
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. The insurance companies hold the Fund shares in separate accounts (“variable accounts”) that support various variable annuity contracts and variable life insurance contracts.
Tax Information
Variable product owners seeking to understand the tax consequences of their investment should consult with their tax advisers or the insurance company that issued their variable annuity contract or variable life insurance contract (“variable contract”), or refer to their variable contract prospectus. Because all the shares of the Fund sold through variable contracts are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The Fund intends to make distributions to its insurance company shareholders that may be taxed as ordinary income or capital gains.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties that are related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of shares of the Fund and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts which offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts which offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments. Ask your salesperson or visit your financial intermediary's website for more information.
4LVIP SSgA Emerging Markets 100 Fund